EXHIBIT 32.1








                   CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350,
         AS ADOPTED PURSUANT TOss.906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q dated August 11, 2003, for PNM Resources, Inc. and Public Service Company of New Mexico ("Companies"), as filed with the Securities and Exchange Commission on August 11, 2003, ("Report"), I, Jeffry E. Sterba, Chief Executive Officer of the Companies, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) the Report fully complies with the requirements ofss.13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.




Date:   August 11, 2003          By:     /s/ Jeffry E. Sterba
                                         --------------------------------------
                                         Jeffry E. Sterba
                                         Chairman, President and
                                         Chief Executive Officer